                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  /X/

Check the appropriate box:

/X/  Preliminary Proxy Statement

                               CUBIC CORPORATION
         -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

                                     [LOGO]

 ..............................................................................

 1998   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
        AND PROXY STATEMENT

                                     [LOGO]

                            ------------------------

                           PRINCIPAL EXECUTIVE OFFICE
                               9333 BALBOA AVENUE
                          SAN DIEGO, CALIFORNIA 92123

                            ------------------------

To Cubic Shareholders:

    Cubic Corporation's 1998 Annual Meeting will be held in the Crystal Room at the Handlery Hotel & Country Club, at 950 Hotel Circle North, San Diego, California 92108, on February 10, 1998, at 10:30 a.m. Pacific Standard Time. The formal notice and proxy statement follow.

    The Directors and Officers of the Corporation invite your attendance at the meeting. Whether or not you plan to attend the meeting, we would appreciate your completing and returning the accompanying proxy which, of course, may be revoked at any time before it is used.

    The Corporation's 1997 Annual Report is enclosed herewith.

                                          Sincerely yours,

                                                          [SIG]

                                          Walter J. Zable
                                          CHAIRMAN OF THE BOARD

January 6, 1998

                  TO ENSURE YOUR REPRESENTATION AT THE MEETING,
                      PLEASE DATE, SIGN AND MAIL PROMPTLY
                         THE ENCLOSED PROXY, FOR WHICH
                         A RETURN ENVELOPE IS PROVIDED.

                                     [LOGO]

                            ------------------------

                            NOTICE OF ANNUAL MEETING

                             ---------------------

    The Annual Meeting of Shareholders of Cubic Corporation will be held in the Crystal Room at the Handlery Hotel & Country Club, at 950 Hotel Circle North, San Diego, California 92108, on February 10, 1998, at 10:30 a.m. Pacific Standard Time, for the following purposes:

    1.  To elect seven Directors for the ensuing year;

    2. To authorize an amendment to Article 4 of the Certificate of Incorporation to increase the amount of authorized common stock of the Corporation from 15,000,000 shares to 20,000,000 shares;

    3. To consider and act upon a proposal to approve the Cubic Corporation 1998 Stock Option Plan as adopted by the Board of Directors; and

    4.  To transact such other business as may properly come before the meeting.

    Shareholders of record at the close of business on January 5, 1998 will be entitled to vote at the meeting. The transfer books will not be closed.

                                          By Order of the Board of Directors

                                                         [SIG]

                                          William C. Stewart, Jr.
                                          SECRETARY

San Diego, California
January 6, 1998

                                     [LOGO]

                            ------------------------

                           PRINCIPAL EXECUTIVE OFFICE
                               9333 BALBOA AVENUE
                          SAN DIEGO, CALIFORNIA 92123

                            ------------------------

                                PROXY STATEMENT

    Proxies in the form enclosed with this statement are solicited by the Board of Directors of Cubic Corporation for use at the Annual Meeting of Shareholders of the Corporation to be held in San Diego, California, on February 10, 1998. Execution of a proxy will not in any way affect a shareholder's right to attend the meeting and vote in person, and any shareholder giving a proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of the Corporation a written revocation or duly executed proxy bearing a later date. The Proxy will be suspended if the shareholder is present at the meeting and elects to vote in person.

                      OUTSTANDING SHARES AND VOTING RIGHTS

    The voting securities of the Corporation consist of its Common Stock, without Par Value, of which 8,946,658 shares are outstanding at December 5, 1997 (after deducting 2,941,585 shares held as Treasury Shares).

    Only shareholders of record on the books of the Corporation at the close of business on January 5, 1998 will be entitled to vote at the meeting. Each such holder of common shares is entitled to one vote for each said share. Votes will be counted by the Inspector of Elections. Abstentions, broker non-votes and proxies without authority to vote will not be counted in votes cast.

    The approximate date on which the proxy statement and form of proxy are first being sent or given to security holders is January 6, 1998.

                             ELECTION OF DIRECTORS

    Seven Directors comprise the authorized membership of the Board of Directors of the Corporation. Seven Directors are to be elected by a plurality vote at the Annual Meeting, each to hold office for the term of one year and until his successor is elected. Proxy holders will, unless authorization to do so is withheld, vote the proxies received by them for the reelection of the following Directors, now in office, in accordance with this proxy authorization, reserving the right, however, to distribute, in their discretion, their votes of uncommitted proxies among the management nominees.

                          IDENTIFICATION OF DIRECTORS

    WALTER J. ZABLE, 82, DIRECTOR SINCE 1951. Chairman of the Board, President and Chief Executive Officer, and Chairman of the Executive Committee.

    WALTER C. ZABLE, 51, DIRECTOR SINCE 1976. Vice Chairman of the Board, Member of the Executive Committee, and Vice President. Formerly President of Cubic Automatic Revenue Collection Group, a wholly-owned subsidiary. Prior thereto performed various management functions at the Corporation's former subsidiary, United States Elevator Corp.

    JACKSON D. ARNOLD, 85, DIRECTOR SINCE 1974. Retired Admiral United States Navy, Member of the Audit and Compliance, the Executive, and the Executive Compensation Committees.

    ROBERT T. MONAGAN, 77, DIRECTOR SINCE 1986. Chairman of the Executive Compensation Committee and Member of the Nominating Committee. Former President of the California Manufacturers Association. Chairman of the California State World Trade Commission. Former Speaker of the California State Assembly. Director of Electronic Medical Management, Inc.

    RAYMOND E. PEET, 77, DIRECTOR SINCE 1987. Retired Vice Admiral United States Navy, Chairman of the Audit and Compliance Committee, Member of the Executive and the Nominating Committees. Member of Board of Consultants to the Comptroller General of the United States, Chairman of San Diego Dialogue, and Chairman of the Board of Directors of the Price Real Estate Investment Trust, Inc.

    RICHARD G. DUNCAN, 88, DIRECTOR SINCE 1991. Member of the Nominating and the Audit and Compliance Committees. Retired Executive Vice President of Dun & Bradstreet, Inc., President of its Business Information Division, and member of its Board of Directors. Retired Director of Provident Savings Bank, Riverside, California.

    WILLIAM W. BOYLE, 63, DIRECTOR SINCE 1995. Vice President of Finance and Chief Financial Officer. Director of Sigma Circuits, Inc. Member of the West Coast Advisory Board of Protection Mutual Insurance Company.

                      IDENTIFICATION OF EXECUTIVE OFFICERS

    THOMAS A.BAZ, 64, Vice President and Corporate Controller since 1983.

    WALTER E. FAIRBANKS, 66, Group Vice President/Defense since 1993.

    WILLIAM C. STEWART, JR., 68, Vice President, Secretary and General Counsel since 1984.

    JOHN D. THOMAS, 44, Vice President and Treasurer since 1992.

                    BOARD OF DIRECTORS AND BOARD COMMITTEES

    During the fiscal year 1997, five meetings of the Board of Directors were held. Each of the incumbent Directors attended 75% or more of the aggregate of
(1) the total number of Board meetings and (2) the total number of meetings held by all Board Committees on which he served. Outside Directors, other than Jackson D. Arnold and Raymond E. Peet, are paid fees of $1,500 for attendance at each meeting of the Board and $1,000 for attendance at each meeting of any Committee of which a Director is a Member. Jackson D. Arnold and Raymond E. Peet each receive a flat annual fee of $12,000 because of their more extensive services as Members of the Executive Committee. Salaried employees of the Corporation who are Directors are not separately compensated for their services as Directors, but all Directors are reimbursed for travel expenses, if incurred, for attendance at meetings.

AUDIT AND COMPLIANCE COMMITTEE

    Members of this Committee are Raymond E. Peet, Chairman, Jackson D. Arnold, and Richard G. Duncan. It held two meetings during the fiscal year. The Committee advises and assists the Corporation's Chief Financial Officer in making periodic overall reviews of the Corporation's internal controls and financial statements, reviews legal matters and Hotline activities, meets periodically with the Corporation's independent auditors to discuss their audit activities and recommends to the Board of Directors independent auditors for appointment for the Corporation's annual audit, and advises and provides oversight of the Corporation's Internal Audit activities and other programs.

EXECUTIVE COMPENSATION COMMITTEE

    Members of this Committee are Robert T. Monagan, Chairman, and Jackson D. Arnold. It held one meeting during fiscal 1997. The Committee approves salary and/or other compensation adjustments for the benefit of the Corporation's Officers.

NOMINATING COMMITTEE

    Members of this Committee are Robert T. Monagan, Raymond E. Peet and Richard
G. Duncan. No meetings were held during fiscal 1997. The Committee will not consider shareholder nominations.

OWNERSHIP OF COMMON STOCK

    The following table sets forth information with respect to persons known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Stock (after deduction of Treasury Shares):

                   NAME            AMOUNT       PERCENT
  TITLE             AND          BENEFICIALLY     OF
  CLASS           ADDRESS           OWNED        OWNED
----------  -------------------  -----------  -----------
Common      Walter J. Zable       3,558,847       39.78%
            P. O. Box 1525
            Rancho Santa Fe
            California 92067

    The following table sets forth information with respect to beneficial ownership of the Corporation's Common Stock by Directors and all Officers and Directors as a group as of December 5, 1997. In each case where such number of shares exceeds 1% of the securities of such class outstanding on the record date (after deduction of Treasury Shares), the percentage of such class is indicated in parentheses. Except as indicated, each individual named has sole investment and voting power with respect to the securities shown.

                                                                                    AMOUNT
                                                                                 BENEFICIALLY
                                                                                    OWNED
                                                                                 DIRECTLY OR
NAME                                                                            INDIRECTLY (2)
------------------------------------------------------------------------------  --------------
Walter J. Zable (39.78%)(1)...................................................    3,558,847(3)
Raymond E. Peet...............................................................        5,125
Jackson D. Arnold.............................................................       11,550
Richard G. Duncan.............................................................        1,200
Walter C. Zable...............................................................      148,969(4)
Robert T. Monagan.............................................................        1,100
William W. Boyle..............................................................          600
Walter E. Fairbanks...........................................................       16,100(5)
William C. Stewart, Jr........................................................          502
All Officers and Directors as a Group (16)(41.86%)............................    3,745,428

------------------------

(1) By virtue of his beneficial share ownership, Mr. Zable may be deemed to be a "Control" person of the Corporation as that term is described under the Securities Exchange Act of 1934.

(2) All shares of common stock indicated as being beneficially owned are owned directly except for Walter J. Zable, Walter C. Zable and Walter E. Fairbanks.

(3) Walter J. Zable's shares are beneficially owned through Trusts and a public benefit charitable corporation, the terms of which establish sole voting power in Mr. Zable.

(4) A portion of the shares of Walter C. Zable are owned indirectly through a Trust, the terms of which establish sole voting power in Mr. Zable.

(5) A portion of the shares of Walter E. Fairbanks are owned indirectly through a Trust, the terms of which establish sole voting power in Mr. Fairbanks.

    Walter C. Zable is the son of Walter J. Zable.

    Although it is not contemplated that any nominee will be unable to serve as a Director, in such event the proxies will be voted by the proxy holders for such other persons as may be designated by the Board of Directors.

                   AMENDMENT OF CERTIFICATE OF INCORPORATION

    In February 1996, pursuant to action of the Board of Directors and approved by a majority of the Shareholders, the Articles of Incorporation of the Corporation were amended to eliminate the authorization for preferred shares and to reduce the number of common shares authorized for issuance to 15,000,000. In July 1996, pursuant to action of the Board of Directors and approved by a majority of the Shareholders, the Articles of Incorporation were amended to divide each two shares of the Corporation's common stock into three shares to provide for a three-for-two stock split, which resulted in the issuance of additional shares of stock, thereby reducing the number of authorized but unissued shares to a total of 3,111,757. This remaining balance is insufficient should the Corporation desire to effect another stock split or for use in the event of acquisitions of other entities or product lines in which shares of stock would be the consideration for such activity. In addition, subject to the approval of the Shareholders, the Corporation has adopted a stock option plan, as more fully explained below, in which it is proposed that 1,000,000 shares be reserved for the granting of options. Adoption of the plan by the Shareholders would constitute another reason to increase the number of shares authorized for issuance by the Corporation.

    AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE OUTSTANDING SHARES IS NECESSARY FOR APPROVAL.

    THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

               PROPOSED CUBIC CORPORATION 1998 STOCK OPTION PLAN

    The Corporation's 1981 Amended and Restated Employee Stock Option Plan, which was approved by the Shareholders, terminated as to the granting of options on December 2, 1991. That Plan authorized the granting of options to key employees, including Officers, whether or not Directors, of the Corporation or its subsidiaries as selected by the Board of Directors. Because the Corporation's Board of Directors continues to believe that the attraction and retention of key employees with outstanding capabilities is essential to the Corporation's future growth and success, the Board adopted, subject to Shareholder approval, the Cubic Corporation 1998 Stock Option Plan (the "1998 Plan"), and the setting aside of 1,000,000 shares of the Corporation's capital stock for issuance pursuant to the 1998 Plan.

    The following is a brief description of the material features of the 1998 Plan (including the provisions which will be necessary in order for the options granted under the 1998 Plan to be treated as incentive stock options).

    Employees, Officers and Directors of the Corporation or its subsidiaries relative to the Corporation's or subsidiaries' management or development are eligible to receive options under the 1998 Plan. The 1998 Plan permits the granting of options that are intended to qualify either as Incentive Stock Options ("ISOs") or Non-Qualified Stock Options ("NQSOs"). ISOs may be granted only to employees (including Officers and Directors who are also employees) of the Corporation or its subsidiaries.

    1,000,000 of the authorized but unissued shares of the Corporation's Capital Stock has been reserved by the Board of Directors for issuance pursuant to the 1998 Plan. No person shall be granted an ISO to the extent that the fair market value of the shares to which such options are exercisable for the first time by the optionee during any calendar year exceeds $100,000.

    The 1998 plan is administered by the Executive Compensation Committee, the members of which are appointed by the Board of Directors. Subject to the terms of the 1998 Plan, the Committee determines the persons who are to receive options, the number of shares subject to each option and the terms and conditions of the options. The Committee also has the authority to construe and interpret any of the provisions of the 1998 Plan or any options granted thereunder.

    The option price of each ISO and NQSO shall be not less than 100% of the fair market value of the option shares on the date of granting of the option. The options will be exercisable in part from time to time commencing twelve months after the date they are granted. As consideration for the granting of any such option, each optionee shall agree to remain in the employ of and to render his/her services to the Corporation or subsidiaries for a period of one year from the date of the option, but such agreement shall not impose upon the Corporation or subsidiaries any obligation to retain the optionee in their employ for any period. Should an optionee cease to be employed by the Corporation or its subsidiaries, a member of the Board of Directors of the Corporation, or no longer performs services for the Corporation or its subsidiaries and the termination is for "cause", all options granted under the 1998 Plan expire on the date of the occurrence giving rise to such termination or upon the date the option expires by its term, whichever is earlier, and any option that has not vested in the optionee as of the date of termination immediately expires and becomes null and void. "Cause" is defined to include an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of the 1998 Plan, and stock option agreement or any employment agreement. Should an optionee cease to be employed by the Corporation or subsidiaries, other than by reason of death, the option, to the extent that it was exercisable on the date of cessation of employment, may be exercised at any time within three months following such cessation of employment or before the date the option expires by its terms, whichever is earlier. If cessation of employment occurs by reason of death of the optionee, to the extent that the optionee had the right to exercise such option, the same may be exercised by the optionee's heirs, executors, or administrators within six months after the optionee's death. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution. No option may be granted after ten years from the earlier of the date of the Shareholder's approval or corporate adoption. There is no limitation in the 1998 Plan as to which employees (including Officers, whether or not they are Directors) shall be eligible to receive options.

    The consideration to be received upon exercise of options may be paid either in cash or by check or by the surrender or delivery to the Corporation of shares of its stock in payment, or by any combination of the same. Optionees shall be credited with the fair market value of any stock so surrendered or delivered as of the exercise date. The 1998 Plan includes provision for adjustment in the number of shares covered by outstanding options in the event of any recapitalization subject to any required action by the Shareholders. If an option is to be granted to an employee who at the time such option is granted owns, or under Section 424(d) of the Code is deemed to own, more than ten percent of the total combined voting power of all classes of stock of the Corporation or of a parent or subsidiary corporation, the option price shall be at least 110 percent of the fair market value of the stock subject to the option at the time such option is granted, and such option by its terms shall not be exercisable after the expiration of ten years after the date such option is granted.

    The 1998 Plan empowers the Committee, notwithstanding the foregoing provisions, to grant options under which actual dates for installments fall up to six months before or after the applicable anniversary date of the grant and, in addition, grant options under which the first installment accrues after any period following the date of grant, if necessary, in the opinion of the Committee adequately to compensate optionees, subject to the limitation that no option shall be exercisable after ten years from the date the option is granted.

    The market value of the Corporation's Capital Stock without par value as of December 5, 1997, was $33.75. The Board of Directors of the Corporation may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the 1998 Plan or revise or amend it in any respect whatsoever except that, without approval of the Shareholders, no such revision or amendment shall change the number of shares subject to the 1998 Plan, change the designation of the class of employees eligible to receive options, or decrease the price at which options may be granted.

    THE AFFIRMATIVE VOTE OF A MAJORITY OF THE OUTSTANDING SHARES IS NECESSARY FOR APPROVAL. IF SO APPROVED, THE 1998 PLAN WILL BECOME EFFECTIVE IMMEDIATELY.

            THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE PLAN.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table sets forth all cash compensation paid for services rendered in all capacities to the Corporation and its subsidiaries during or with respect to the 1997 fiscal year to the Chief Executive Officer and the four most-highly compensated Executive Officers of the Corporation whose compensation exceeded $100,000:

          NAME                         POSITION
-------------------------  ---------------------------------                     ANNUAL COMPENSATION             LONG TERM
                                                                         ------------------------------------  COMPENSATION
                                                                            BASE       BONUS    OTHER ANNUAL   -------------
                                                                           SALARY    ---------  COMPENSATION
                                                                         ----------     (B)     -------------       (D)
                                                                            (A)                      (C)
W.J. Zable                 Chairman of the Board                   1997  $  500,000  $  95,000    $  43,061     $    84,837
                           President and Chief                     1996  $  500,000  $  75,000    $  42,587     $   165,000
                           Executive Officer                       1995  $  500,000  $  75,000    $  43,914     $    95,000

W.W. Boyle                 Vice President Finance                  1997  $  314,423  $  60,000    $  34,829
                           Chief Financial Officer                 1996  $  299,039  $  35,000    $  34,009
                                                                   1995  $  274,005  $  30,000    $  24,004

W.E. Fairbanks             Group Vice President                    1997  $  269,231  $  50,000    $  18,823
                           Defense                                 1996  $  249,231  $  30,000    $  11,155

W.C. Zable                 Vice Chairman of the                    1995  $  228,846  $  30,000    $  11,224
                           Board & Vice                            1997  $  264,449  $  25,000    $  25,063
                           President of Cubic                      1996  $  251,615  $  25,000    $  24,549
                           Corporation                             1995  $  241,577  $  25,000    $  25,004

W.C. Stewart               Vice President, Secretary               1997  $  184,615  $  25,000    $  30,164
                           and General Counsel                     1996  $  174,309  $  20,000    $  22,562
                                                                   1995  $  165,462  $  20,000    $  20,414

------------------------

(A) Amounts shown include cash compensation earned and received as well as earned and deferred at the election of the Officers.

(B) Amounts shown include bonus cash compensation earned for each fiscal year whether received or deferred at the election of the Officer.

(C) Amounts shown reflect the individual's interest in the Corporation's contribution for fiscal 1997 to the Corporation's Employees' Profit Sharing Plan, premiums for executive life insurance coverage in accordance with I.R.S. tables, and automobile allowances.

(D) The split-dollar insurance plan, described below, initiated for the benefit of the shareholders, requires the Officer to make contributions toward acquisition of the life insurance. In October 1992, to offset the cost, including taxes, of the insurance contribution by Mr. Zable, the Board of Directors adopted a supplemental executive compensation program under the terms of which a predetermined sum would be paid annually. The amounts set forth above are the annual payments under this program. Payments may be discontinued at any time by the Board of Directors.

    The remuneration shown for the named individuals includes deferred compensation under the Corporation's Deferred Compensation Plan. Under the Plan, selected key employees of the Corporation, including Officers, may defer all or any part of their compensation until termination of employment with the Corporation. The deferred compensation is held in the general funds of the Corporation and credited to the account of the employee. Each account is credited with interest at the rate set by the Secretary of the United States Treasury.

    The Corporation provides all full-time employees with life insurance coverage up to $50,000, depending on their rate of compensation, and executives of the Corporation with $150,000 of life insurance. In addition, executives are provided, at their option, with additional life insurance in an amount of 1, 2, 3, or 4 times the executive's salary, at the executive's option, up to a total maximum of $500,000, all of the premiums for such additional insurance being paid solely by each electing executive. Currently, premiums not paid by the executive for all life insurance coverage are treated as compensation to those executives in accordance with Internal Revenue Service Tables, and are included in the cash compensation shown.

    For several years, Walter J. Zable has been awarded annual bonuses, as indicated above, which he has not taken in cash except for certain personal expenses which from time to time have been applied against the accumulated bonus amount. Certain legal expenses incurred by Mr. Zable, involving matters unrelated to the Corporation, were applied against his accumulated bonus amount which resulted in an outstanding indebtedness to the Corporation at the end of the fiscal year in the amount of $66,785.

    For several years the Corporation has leased certain manufacturing facilities and space from Walter C. Zable and Karen Zable Cox for use in connection with the manufacture of paramilitary radio equipment. Walter C. Zable is a Director of the Corporation and both he and Karen Zable Cox are the children of Walter J. Zable.

    The remuneration shown for the named individuals includes their interest in the Corporation's contribution for fiscal 1997 to the Corporation's Employees' Profit Sharing Plan. The Plan is for employees of the Corporation and its subsidiaries. The amount of the Corporation's annual contribution is determined by the Board of Directors in its sole discretion. The Plan also allows employees to make voluntary contributions of up to 10% of their compensation to the Plan. Employees, including executives, are permitted, pursuant to the provisions of the Plan, to defer pre-tax up to 10% of their compensation up to a maximum amount allowed by the Internal Revenue Code depending upon the amount of that compensation in addition to the after-tax contributions referred to above. These pre-tax deferrals made by the named individuals are also included in the compensation shown above. The Corporation's annual and the employee's voluntary contributions to the Plan are made to various funds held by an insurance company. Each employee is given investment discretion over the contributions allocated to his or her account.

    The compensation shown does not include contributions by the Corporation under its defined benefit Employees' Pension Plan because the amount of such contributions in respect to a specified person are not and cannot be readily calculated. Additional information regarding the Corporation's Employees' Pension Plan is set forth below:

    The Corporation maintains a defined benefit Pension Plan ("Plan") for most of its employees and the employees of its subsidiaries. The Corporation's contributions to the Plan are distributed amongst various funds held by an insurance company. They are actuarially determined for the total of all participants covered by the Plan. Therefore, the amount of contribution in respect to a specified person is not and cannot be readily calculated. The Corporation's contribution to the Plan for 1997 amounts to approximately 2.3% of the participants' remuneration. Generally, all participants in the Plan earn the right to receive a monthly pension at the Plan's normal retirement date of age 65 in an amount equal to 1/12th of 3/4ths of 1% of their total earnings (including bonuses) since 1974. Most Officers and Directors of the Corporation who are salaried have been participants and have been credited with years of service for each year since the Plan has been in existence. Most regular employees, including Officers, participate in the non-contributory Pension Plan of the Corporation, subject to the terms and conditions of the Plan. The benefits to be paid under the Pension Plan are not subject to adjustments for Social Security benefits or other offsets.

   ESTIMATED ANNUAL BENEFITS UNDER THE CUBIC CORPORATION PENSION PLAN
------------------------------------------------------------------------
                                       AT RETIREMENT AGE OF 65
          AVERAGE                         YEARS OF SERVICE
          ANNUAL             -------------------------------------------
       COMPENSATION              10         20         30         40
---------------------------  ----------  ---------  ---------  ---------
         $ 50,000            $    3,750  $   7,500  $  11,250  $  15,000
          100,000                 7,500     15,000     22,500     30,000
          150,000                11,250     22,500     33,750     45,000

    Compensation eligible to the Plan is limited by ERISA regulations to $150,000 during the year ended September 30, 1997.

    The years of credited service in the Corporation's Pension Plan for the listed individuals are: 48 years for W. J. Zable, 25 years for W. C. Stewart, 35 years for W. C. Zable, 14 years for W. W. Boyle, and 5 years for W. E. Fairbanks.

    The Corporation also provides to certain Executive Officers certain normal management fringe benefits, including financial counseling and club memberships, which are not included in the above Table. An undetermined part of these benefits might have been used for personal purposes in an amount which is not reasonably determined. It has been concluded that the aggregate amounts of any such benefits are not material and do not, in any event, exceed the lesser of $50,000 or 10% of the compensation reported as to each person specified and, in any case, the aggregate amount of such other compensation is the lesser of $25,000 times the number of persons in the group or 10% of the compensation reported above for the group.

    In October 1992, a trust established by the principal shareholders of the Corporation, Mr. and Mrs. Walter J. Zable, entered into an agreement with the Corporation whereby the Corporation agreed to make advances of premiums payable on a split-dollar life insurance policy purchased by the trust on the life of Mrs. Zable. The agreement is so designed that if the assumptions made as to mortality experience, policy dividends and other factors are realized, upon the demise of Mrs. Zable the Corporation will recover all of its insurance premium payments as well as other costs associated with the policy. The advances are secured by a collateral assignment of the policy to the Corporation. The agreement is intended to prevent the possibility of a large block of the Corporation's common shares being put on the market, to the detriment of the share price, in order for the beneficiaries to pay estate taxes. The Corporation may cause the agreement to be terminated and the policy to be surrendered at any time. The difference between policy premiums and other payments and the increase in the cash surrender value of the policy has been expensed in the year incurred. The amounts expensed related to the policy were $165,000, $130,000, and $390,000 in 1997, 1996, and 1995, respectively. However, should the policy be held to maturity, all payments advanced to carry the policy will be returned. Further, should the policy be held for ten years, the Corporation estimates that the cash surrender value will exceed all payments made, and amounts previously expensed in the early years of the policy will have been reversed.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    No Director, Officer, or beneficial owner of more than ten percent of the Common Stock of the Corporation failed to file on a timely basis, as disclosed in Form 3, Form 4 and amendments thereto, and Form 5 and amendments thereto, reports required by Section 16(a) of the Exchange Act during the fiscal year 1997.

PERFORMANCE GRAPH

                                FISCAL YEAR ENDING

COMPANY                              1992    1993    1994    1995    1996    1997
CUBIC CORP                           100    146.55  138.61  179.85  224.62  441.27
PEER GROUP                           100    144.92  196.11  307.39  280.91  524.94
BROAD MARKET                         100    118.07  123.88  149.66  176.52  240.62

    The above graph compares the performance of Cubic Corporation with that of the Media General Composite Index and a peer group comprised of companies in the Federal Trade Commission SIC Codes 3699 and 3829, Electrical Equipment and Supplies (NEC) and Measuring and Controlling Devices (NEC), which are published industry groups. The chart assumes that $100 was invested on October 1, 1992, in each of Cubic Corporation, the Media General Composite Index and the peer group index, and compares the return on investment as of September 30th of each of the following five years. The return on investment represents the change in the fiscal year-end stock price plus reinvested dividends.

EXECUTIVE COMPENSATION COMMITTEE REPORT

    The Executive Compensation Committee of the Board of Directors has the responsibility for executive compensation programs and the evaluation of the Corporation's executive officers. It is the Committee's responsibility to determine the compensation of the Corporation's Chief Executive Officer and the other executive officers taking into consideration individual and corporate performance, performance of competitors and other similar businesses and relevant compensation data.

    The Corporation's compensation policy is to evaluate the relative contributions of its executive officers and to compensate them fairly in relation to their individual contributions to the overall performance of the Corporation.

    Taking into consideration the compensation practices of companies in similar businesses in a reasonable geographic area, the base salaries of the Corporation's executive officers are set to attract qualified people necessary for the continued successful operation and growth of the Corporation and its subsidiaries. With the assistance of the Human Resources Department, the base salary structure is reviewed in relation to the practices of companies in similar businesses and of similar size.

    Although the compensation of the Chief Executive Officer, Walter J. Zable, is in keeping with that of other companies in similar businesses in a reasonable geographic area it is in a lower range and has been only modestly changed for the last several years at Mr. Zable's request although the Corporation has continued to grow. The Committee considered the growth of the Corporation and its subsidiaries and the continuing leadership and contribution of the Chief Executive Officer to that growth in determining the compensation for Mr. Zable.

    Generally, an annual bonus is given at the end of the fiscal year based on individual, corporate, and business segment performance for the fiscal year and the executive officer's responsibilities and performance, both past and anticipated. The Corporation seeks to encourage individuals to remain with the Corporation and to continue to focus on technical and financial performance of the Corporation.

    Management annually reviews the salaries of the executive officers in light of the foregoing considerations and makes recommendations to the Committee as to salaries, increases or decreases, and bonus amounts. The determination of each executive's compensation by the Committee takes into consideration the Corporate performance, the recommendations of management, and salaries and incentive compensation of executives in similar businesses.

    The Committee has taken note of the Corporation's continuing financial success in spite of declining defense and government budgets and increasing competition in those markets in which the Corporation participates. Particular note has been made of the increase in the business base of the Corporation in the automatic fare collection area throughout the world.

    During the fiscal year, no executive officer of the Corporation served either as a director or as a member of the compensation committee of any other entity whose executive officers served either as a Director or as a member of the Executive Compensation Committee of the Corporation. No member of the Committee is a former or current Officer or employee of the Corporation or any of its subsidiaries.

            Robert T. Monagan, Chairman            Jackson D. Arnold

                              INDEPENDENT AUDITORS

    Ernst & Young LLP has audited the Corporation's books and records since 1959 and are continuing as its auditors in addition to providing tax services. No change is contemplated. There is no other relationship.

    Representatives of Ernst & Young LLP are expected to be present at the shareholders' meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

                DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the next Annual Meeting must be received by the Secretary, Cubic Corporation, 9333 Balboa Avenue, San Diego, California 92123, no later than August 31, 1998.

                                 OTHER MATTERS

    All shareholders of record at the close of business January 5, 1998, the record date for the determination of shareholders entitled to vote at the Annual Meeting, are concurrently being sent a copy of the Corporation's Annual Report, including financial statements for the fiscal year ended September 30, 1997.

    The expense of preparing, printing and mailing the Notice of Meeting and Proxy material and all other expenses of soliciting proxies will be borne by the Corporation. In addition to the solicitation of proxies by use of the mails, the Directors, Officers and regular employees of the Corporation, who will receive no compensation in addition to their regular salary, if any, may solicit proxies by mail, telegraph, telephone, or personal interview. The Corporation may also reimburse brokerage firms, banks, trustees, nominees and other persons for their expenses in forwarding proxy material to the beneficial owners of shares held by them of record. Management knows of no business which will be presented for consideration at the Annual Meeting other than that stated in the Notice of Meeting. However, if any such matter shall properly come before the meeting, the persons named in the enclosed proxy form will vote the same in accordance with their best judgment.

                                          By Order of the Board of Directors

                                                         [SIG]

                                          William C. Stewart, Jr.
                                          SECRETARY

                               CUBIC CORPORATION

                             1998 STOCK OPTION PLAN

1.  PURPOSE.

    This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to Cubic Corporation (the "Corporation") and its subsidiary corporations as that term is defined in Article 3, below, (the "Subsidiaries"), so that they may acquire or increase their proprietary interest in the success of the Corporation and Subsidiaries, and to encourage them to remain in the employ of the Corporation or of the Subsidiaries.

2.  ADMINISTRATION.

    2.1 COMMITTEE. The Plan shall be administered by the Executive Compensation Committee of the Board of Directors of the Corporation (the "Committee"). The Committee shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee. The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded. Acts of a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee. No member of the Committee shall vote on any matter concerning his or her own participation in the Plan.

    2.2 TERM. The members of the Committee shall be appointed annually by the Board of Directors and shall be subject to removal by the Board of Directors at any time. The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

    2.3 AUTHORITY. The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any subsidiary of the Corporation at such times, under such terms and in such amounts as it may decide. The term "Subsidiary" as used herein means any Corporation more than 50% of whose voting stock is owned directly or indirectly by the Corporation. [For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Subsidiary, if applicable.] Subject to the express provisions of the Plan, the Committee shall have complete authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

    2.4 TYPE OF OPTION. The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

    2.5 INTERPRETATION. The interpretation and construction by the Committee of any provisions of the Plan, or of any option granted under it, shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

                               CUBIC CORPORATION

                             1998 STOCK OPTION PLAN

3.  ELIGIBILITY.

    3.1 GENERAL. All directors, officers, and employees of the Corporation, or Subsidiary, relative to the Corporation's, or any Subsidiary's management, operation or development shall be eligible to receive options under the Plan. The selection of recipients of options shall be within the sole and absolute discretion of the Committee. No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit "A", as such Exhibit may be amended by the Committee from time to time, and no person shall be granted an Incentive Option under this Plan unless such person is a director or an employee of the Corporation, or a Subsidiary, on the date of grant.

    3.2  TERMINATION OF ELIGIBILITY.

        3.2.1 If an optionee ceases to be employed by the Corporation, or its Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation or its Subsidiary, for any reason (other than "cause" as hereinafter defined, or such optionee's death) any option granted hereunder to such optionee shall expire on the 90th day after the occurrence giving rise to such termination of eligibility (or 1 year in the event the optionee is "disabled" as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier. Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void. The Committee shall, in its sole and absolute discretion, decide whether an authorized leave of absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

        3.2.2 If optionee ceases to be employed by the Corporation, or its Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer provides services for the Corporation, or its Subsidiary, and such termination is a result of "cause", as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options. For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.

    3.3 DEATH OF OPTIONEE AND TRANSFER OF OPTION. In the event an optionee shall die, an option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance. Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void. No option shall be transferable by the optionee other than by will or the laws of intestate succession.

    3.4 LIMITATION ON OPTIONS. No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year exceeds $100,000.

4.  IDENTIFICATION OF STOCK.

    The Stock, as defined herein, subject to the options shall be shares of the CORPORATION's authorized but unissued or acquired or reacquired common stock (the "Stock"). The aggregate number of

                               CUBIC CORPORATION

                             1998 STOCK OPTION PLAN

shares which may be issued under options shall not exceed 1,000,000 shares of Capital Stock, subject to adjustment, however, as provided in Section 6 below. If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

5.  TERMS AND CONDITIONS OF OPTIONS.

    Stock options granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

    5.1 OPTIONEE'S AGREEMENT. Each optionee shall agree to remain in the employ of and to render to the Corporation or Subsidiaries his/her services for a period of one year from the date of the option, but such agreement shall not impose upon the Corporation or Subsidiaries any obligation to retain the optionee in their employ for any period.

    5.2 NUMBER OF SHARES. Each option shall state the number of shares of Stock to which it pertains.

    5.3 OPTION EXERCISE PRICE. Each option shall state the option exercise price, which shall be determined by the Committee; provided, however. That (i) the exercise price of any Incentive option shall not be less than 100% of the fair market value of the Stock, as determined by the Committee, on the date of the granting of such option; (ii) the exercise price of any Incentive Option granted to an employee who owns or under Section 422 of the Code is deemed to own more than ten percent of the total combined voting power of all classes of stock of the Corporation shall be at least 110 percent of the fair market value of the Stock subject to the option, as determined by the Committee, on the date such option is granted; and (iii) the exercise price of any Non-Qualified Option shall not be less than 100 percent of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option.

    5.4. TERM OF OPTION. The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant. The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's Stock, as determined for purposes of Section 422 of the Code, shall in no event exceed ten years from the date of grant. All options are subject to early termination as set forth in this Plan. In no event shall any option be exercisable after the expiration of its term.

    5.5 METHOD OF EXERCISE. An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth in Exhibit "B", as such Exhibit may be amended by the Committee from time to time. Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon. At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares. Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange. In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by proof of the right of such person to exercise the option.

                               CUBIC CORPORATION

                             1998 STOCK OPTION PLAN

    5.6 MEDIUM AND TIME OF PAYMENT. The option exercise price shall be payable in full on or before the Exercise Date in any one of the following alternative forms:

        5.6.1. Full payment in cash or;

        5.6.2 Full payment in shares of Stock having a fair market value on the Exercise Date in the amount equal to the option exercise price;

        5.6.3 A combination of the consideration set forth in Sections 5.6.1, and 5.6.2 equal to the option exercise price; or

        5.6.4 Any other method of payment complying with the provisions of
    Section 422 of the Code with respect to Incentive Options, provided the terms of payment are established by the Committee at the time of grant and any other method of payment established by the Committee with respect to Non-Qualified Options.

    5.7 FAIR MARKET VALUE. During such time as the Stock is not listed upon an established stock exchange, the fair market value per share shall be the mean between dealer "bid" and "ask" prices of the Stock in the New York over-the-counter market on the day the option is granted, as reported by the National Association of Securities Dealers, Inc. If the stock is at the time listed or admitted to trading on any established stock exchange or exchanges, then the fair market value shall be deemed to be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock as such price is officially quoted on the composite tape of transactions on such exchange. If there is no reported sale of the Stock on such stock exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists. Subject to the foregoing, the Committee, in fixing the option price, shall have full authority and discretion and be fully protected in doing so.

    5.8 TIMES OF EXERCISE OF OPTIONS. No option shall be exercisable either in whole or in part prior to twelve months from the date it is granted. Subject to the right of cumulation provided in the last sentence of this Section, each option shall be exercisable as to not more than one-fourth of the total number of shares covered thereby during each twelve-month period commencing twelve months from the date of the granting of the option until all shares of Stock covered by the option shall have been purchased. The Committee may provide, however, for the exercise of options after the initial twelve-month period, either as to an increased percentage of shares of Stock per year or as to all remaining shares, if the employee shall, with the approval of the Corporation, retire. No option shall be exercisable after the expiration of ten years from the date it is granted. Except as otherwise herein provided, during the lifetime of the optionee, the option shall be exercisable only by him/her and no other person shall acquire any rights therein. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, in any subsequent period but not later than ten years from the date the option is granted.

    5.9 RIGHTS AS A STOCKHOLDER. An optionee or successor shall have no rights as a shareholder with respect to any Stock underlying any option until the date of the issuance to such optionee or successor of a certificate for such Stock. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6 hereof.

    5.10 MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore

                               CUBIC CORPORATION

                             1998 STOCK OPTION PLAN

exercised). Notwithstanding the foregoing, however, no modification of any option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan.

    5.11 OTHER PROVISIONS. The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

    5.12 DISCRETIONARY POWER OF COMMITTEE. Notwithstanding the foregoing provisions set forth herein above, the Committee may grant options under which actual dates for installments fall up to six months before or after the applicable anniversary of the date of the grant and, in addition, grant options under which the first installment accrues after any period following the date of grant, if necessary, in the opinion of the Committee adequately to compensate the optionees.

6.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

    6.1 SUBDIVISION OR CONSOLIDATION. Subject to any required action by shareholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price per share thereof in each such option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation. Any fraction of a share subject to option that would otherwise result from an adjustment pursuant to this Section shall be rounded downward to the next full number of shares without other compensation or consideration to the holder of such option.

    6.2 CAPITAL TRANSACTIONS. Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and shareholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, 15 days prior to such Capital Transaction; provided, however, that unless the outstanding options are assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee or the options are repurchased pursuant to Section 8, all optionees will have the right, until 15 days prior to such Capital Transaction, to exercise all vested options. Notwithstanding the foregoing, in the event there is a merger or consolidation where the Corporation is not the surviving corporation, all options granted under this Plan shall vest 30 days prior to such merger or consolidation unless such options are assumed by the successor corporation in such merger or consolidation. The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a transaction similar to a Capital Transaction.

    6.3 ADJUSTMENTS. To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

    6.4 ABILITY TO ADJUST. The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

                               CUBIC CORPORATION

                             1998 STOCK OPTION PLAN

    6.5 NOTICE OF ADJUSTMENT. Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

    6.6 LIMITATION ON ADJUSTMENTS. Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 425 of the Code, if applicable.

7.  SECURITIES LAW COMPLIANCE.

    Corporation may, in its discretion, cause the Plan, and the Stock to be offered pursuant to options granted thereunder to be registered in accordance with applicable regulations under the Securities Act of 1933. If no such registration is effective, then, as a condition to the exercise of any portion of an option, Corporation may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for Corporation, such a representation is required under the Securities Act of 1933 or any other applicable federal or state law, or any regulation or rule of any governmental agency, and for this purpose may require such other representations as Corporation reasonably may determine to be necessary.

8.  RESERVATION OF SHARES AND COMMON STOCK.

    Corporation during the term of this Plan, shall at all times reserve and keep available, and shall seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell such number of the shares as shall be sufficient to satisfy the requirements of the Plan. Inability of Corporation to obtain from any regulatory body having jurisdiction authority deemed by Corporation's counsel to be necessary to the lawful issuance and sale of any shares of its Stock hereunder shall relieve Corporation of any liability with respect to the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

9.  NON-ASSIGNABILITY.

    Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of the optionee only by such optionee. Any transfer by the optionee of any option granted under this Plan in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect. No option shall be pledged or hypothecated in any way, nor shall such option be subject to execution, attachment or similar process.

10. NO RIGHT OF EMPLOYMENT.

    Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee. The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

                               CUBIC CORPORATION

                             1998 STOCK OPTION PLAN

11. TERM OF PLAN.

    This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten years from the date the Plan is adopted, or the date the Plan is approved by the Stockholders, whichever is earlier. Termination of the Plan shall not affect any option theretofore granted.

12. AMENDMENT OF THE PLAN.

    The Board of Directors of the Corporation may, subject to any required shareholder approval, suspend or discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

13. APPLICATION OF FUNDS.

    The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

14. RESERVATION OF SHARES.

    The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

15. NO OBLIGATION TO EXERCISE OPTION.

    The granting of an option shall impose no obligation upon the optionee to exercise such option.

16. APPROVAL OF BOARD OF DIRECTORS AND SHAREHOLDERS.

    The Plan shall not take effect until approved by the Board of Directors of the Corporation. This Plan shall be approved by a vote of the shareholders within twelve months from the date the Plan is adopted by the Board of Directors. In the event such shareholder vote is not obtained, all options granted hereunder, whether vested or unvested, shall be null and void.

17. WITHHOLDING TAXES.

    Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions acceptable to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option (including any repurchase of an option or the Stock).

18. SECURITIES LAW COMPLIANCE.

    Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless such grant, sale, issuance or transfer is at such time effectively (i) registered or exempt from registration under the Securities Act of 1933 and (ii) qualified or exempt from qualification under the California Corporate Securities Law of 1968 and any other applicable state securities laws. As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the

                               CUBIC CORPORATION

                             1998 STOCK OPTION PLAN

Corporation to use any available exemption from registration under the Securities Act of 1933 or any other applicable federal or state law, or any regulation or rule of any governmental agency.

19. RESTRICTIVE LEGENDS.

    The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan, including any certificate issued to any transferee thereof, will bear the following legends giving notice of restrictions on transfer under the Act and this Plan as follows:

    (a) The shares represented by this certificate have been issued or transferred in a transaction which was not registered under the Securities Act of 1933, as amended, in reliance upon an exemption afforded by such act. No sale or transfer of these shares shall be made, no attempted sale or transfer shall be valid, and the issuer shall not be required to give any effect to any such transaction unless (a) such transaction shall have been duly registered under the Act, or (b) the issuer shall have first received an opinion of counsel satisfactory to it that such registration is not required.

    (b) The sale, transfer, Hypothecation, or encumbrance of the shares represented by this certificate is restricted by the provisions of a Stock Option Plan Agreement dated __________, and a Stock Option Plan dated __________, 199_, a copy of which may be inspected at the Corporation's principal office.

    (c) Any other legends required by applicable state securities laws as determined by the Committee.

20. MANDATORY ARBITRATION.

    In the event of any dispute between the Corporation and the optionee regarding the Agreement or this Plan, the dispute and any issue as to the arbitrability of such dispute, shall be settled to the exclusion of a court of law, by arbitration in San Diego, California, by a panel of three arbitrators (each party shall choose one arbitrator and the third shall be chosen by the two arbitrators so selected) in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect. The decision of a majority of the arbitrators shall be final and binding upon the parties. All costs of the arbitration and the fees of the arbitrators shall be allocated between the parties as determined by a majority of the arbitrators, it being the intent that the prevailing party in such a proceeding shall be made whole with respect to its expenses.

21. NOTICES.

    Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addresses to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

DATE PLAN ADOPTED BY BOARD OF
DIRECTORS:                              ________________________________________

DATE PLAN APPROVED BY STOCKHOLDERS:     ________________________________________

                                   EXHIBIT A

                                  ____Date____

Name
Address
City/State

    Re: 1998 Stock Option Plan

To Whom It May Concern:

    This letter is delivered to ____(Name of Corporation)____, a ____(where incorporated)____ corporation (the "Corporation") to purchase, in connection with the grant to ____________(the "Optionee") of an option (the "Option") to purchase shares of common stock of the Corporation (the "Stock") pursuant to the ____(Name of Corporation)____ 1998 Stock Option Plan, dated ____________(the "Plan"). The Optionee understands that the Corporation's receipt of this letter, executed by the Optionee, is a condition to the Corporation's willingness to grant the Option to the Optionee.

    The Optionee acknowledges that the grant of the Option by the Corporation is in lieu of any and all other promises of the Corporation to the Optionee, whether written or oral, express or implied, regarding the grant of options or other rights to acquire Stock. Accordingly, in anticipation of the grant of the Option, the Optionee hereby relinquishes all rights to such other rights, if any, to acquire stock of the Corporation.

    In addition, the Optionee makes the following representations and warranties with the understanding that the Corporation will rely upon them in the Corporation's determination of whether the grant of the Option meets the requirements of the "private offering" exemption provided in Section 25102(f) of the California Corporations Code and certain exemptions provided under the Securities Act of 1933, as amended.

    1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

    2. The Option and the Stock will be acquired by the Optionee for investment only, for the Optionee's own account, and not with a view to or for sale in connection with any distribution of the Option or the Stock. The Optionee will not take, or cause to be taken, any action which would cause the Optionee, or any entity or person affiliated with the Optionee, to be deemed an underwriter with respect to the Option or the Stock.

    3.  The Optionee either:

        a) has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons of a nature and duration as would allow the Optionee to be aware of the character, business acumen, general business and financial circumstances of the Corporation or of the person with whom such relationship exists; or

        b) by reason of the Optionee's business or financial experience, or the business or financial experience of the Optionee's professional advisor who is unaffiliated with and is not compensated by the Corporation or any affiliate or selling agent of the Corporation, directly or indirectly, the Optionee has the capacity to protect the Optionee's interests in connection with the grant of the Option and the purchase of the Stock.

                              EXHIBIT A -- PAGE 1

    4. The Optionee acknowledges that an investment in the Corporation represents a speculative investment and a high degree of risk. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Corporation necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Corporation answered to the reasonable satisfaction of the Optionee. The Optionee is able to bear the economic risk of an investment in the Option and the Stock.

    5. The grant of the Option has not been accompanied by the publication of any advertisement.

    6. The Optionee understands and acknowledges that the Stock has not been, and will not be, registered under the Securities Act of 1933, as amended, or qualified under the California Corporate Securities Law of 1968. The Optionee understands and acknowledges that the Stock may not be sold without compliance with the registration requirements of federal and applicable state securities laws unless an exemption from such laws is available. The Optionee understands that the certificate representing the Stock shall bear the legends set forth in the Plan.

    7. The Optionee understands and acknowledges that the Option and the Stock are subject to the terms and conditions of the Plan.

    8. The Optionee understands and agrees that, at the time of exercise of any part of the Option for Stock, the Optionee may be required to provide the Corporation with additional representations, warranties and/or covenants similar to those contained in this letter.

    9.  The Optionee is a resident of the State of ____________.

    10. The Optionee will notify the Corporation immediately of any change in the above information which occurs before the Option is exercised in full by the Optionee.

    The foregoing representations and warranties are given on ____(Date)____, at ____(City/State)____.

                                      OPTIONEE:

                                      ------------------------------------------

                              EXHIBIT A -- PAGE 2

                                   EXHIBIT B

                                    __DATE__

Name
Address
City/State

    Re: 1998 Stock Option Plan

To Whom It May Concern:

    I (the "Optionee") hereby exercise my right to purchase _____shares of common stock (the "Stock") of ____(Name of Corporation)____ (the "Corporation"), pursuant to the ( Name of Corporation) 1998 Stock Option Plan dated ________________(the "Plan"), and the Stock Option Agreement (the "Agreement") dated ________________. As provided in such Plan, I deliver herewith payment as set forth in the Plan in the amount of the aggregate option exercise price. Please deliver to me, at my address as set forth above, stock certificates representing the subject shares registered in my name (and ____(Name of Spouse) as __(Style of Vesting).

    The Optionee hereby represents as follows:

    1. The Optionee acknowledges receipt of a copy of the Plan and Agreement. The Optionee has carefully reviewed the Plan and Agreement.

    2.  The Optionee either:

        a) has a preexisting personal or business relationship with the Corporation or any of its officers, directors or controlling persons of a nature and duration as would allow the undersigned to be aware of the character, business acumen, general business and financial circumstances of the Corporation or of the person with whom such relationship exists; or

        b) by reason of the Optionee's business or financial experience or the business or financial experience of the Optionee's professional advisor(s) who is (are) unaffiliated with and is (are) not compensated by the Corporation or any affiliate or selling agent of the Corporation, directly or indirectly, has the capacity to protect the Optionee's interests in connection with the purchase of nonqualified stock options of the Corporation and Stock issuable upon exercise thereof.

    3. The Optionee is able to bear the economic risk of his investment in the stock options of the Corporation and the Stock issuable upon exercise thereof.

    4. The Optionee acknowledges that an investment in the Corporation represents a speculative investment and a high degree of risk. The Optionee acknowledges that the Optionee has had the opportunity to obtain and review all information from the Corporation necessary to make a reasonably informed investment decision and that the Optionee has had all questions asked of the Corporation answered to the reasonable satisfaction of the Optionee.

    5. The grant of Options for Stock and the exercise of the Options has not been accompanied by the publication of any advertisement.

    6. The Optionee understands and acknowledges that the Stock has not, and will not, be registered under the Securities Act of 1933, as amended, or qualified under the California Securities Law of 1968. The Optionee understands and acknowledges that the Stock may not be sold without compliance with the

                              EXHIBIT B -- PAGE 1
registration and qualification requirements of federal and applicable state securities laws unless exemptions from such laws are available. The Optionee understands that the certificate representing the Stock shall bear the legends set forth in the Plan.

    7.  The Optionee is a resident of the State of _______________.

    8. The Optionee hereby is purchasing for the Optionee's own account and not with a view to or for sale in connection with any distribution of the stock options of the Corporation or any Stock issuable upon exercise thereof.

    The foregoing representations and warranties are given on ____(Date)____, at ____(City/State)__.

                                          OPTIONEE:
                                          ____________________

                              EXHIBIT B -- PAGE 2

PROXY                                                                      PROXY

                                CUBIC CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS

   The undersigned, a shareholder of Cubic Corporation, a Delaware corporation, hereby appoints Walter J. Zable, William W. Boyle and William C. Stewart, Jr., or any of them, the attorneys and proxies of the undersigned, with power of substitution, to vote the common shares of Cubic Corporation standing in the name of the undersigned at the Annual Meeting of Shareholders of Cubic Corporation to be held in the Crystal Room, at the Handlery Hotel and Country Club, at 950 Hotel Circle North, San Diego, California 92108, on Tuesday, February 10, 1998, at 10:30 a.m. PST, and at any adjournment or adjournments thereof, as follows:

                               THIS PROXY WILL BE VOTED IN ACCORDANCE WITH
                            INSTRUCTIONS INDICATED. HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THE PROXIES WILL VOTE THE SHARES FOR ITEMS (1), (2) AND (3) AND, IN THEIR DISCRETION, ON MATTERS DESCRIBED IN ITEM (4).


          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                        USING THE ENCLOSED ENVELOPE.

                (Continued, and to be signed, on the other side)

                                CUBIC CORPORATION
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY   /X/


1.   Election of Directors -

Nominees: Walter J. Zable, Walter C. Zable, William W. Boyle, Jackson D. Arnold, Richard G. Duncan, Robert T. Monagan and Raymond E. Peet

(To withhold authority to vote for any nominee, write that nominee's name on the line provided below)

________________________________________________________________________________


                     FOR all               Withhold for all
                      / /                         / /

2. Approval of the Board of Directors' amendment of Article 4 of the Corporation's Certificate of Incorporation increasing the authorized number of Common Shares of the Corporation from fifteen million to twenty million.

               For                Against                Abstain
               / /                  / /                    / /

3. Approval of the Cubic Corporation 1998 Stock Option Plan as adopted by the Board of Directors, and

               For                Against                Abstain
               / /                  / /                    / /

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated January 10, 1997.

Dated:___________________________________________________________________, 1998


________________________________________________________________________________
                                    Signature

________________________________________________________________________________
                            Signature if held jointly

Please sign exactly as name (or names) appear on this card. When shares are held by joint tenants, all holders should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.